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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated September 25, 2002 relating to the financial statements and financial statement schedule, which appear in Actuant Corporation's Annual Report on Form 10-K for the year ended August 31, 2002.





PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
January 15, 2003